Increased Fiscal 2014 NFE Guidance and Long-Term Financial Goals March 12, 2014 Exhibit 99.2

Regarding Forward-Looking Statements
1

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as
“anticipates,” “estimates,” “expects,” “projects,” “may,” "will," “intends,” “expects,” "believes," or “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements including, but not limited to, certain statements regarding NJR's NFE for fiscal 2014, forecasted contribution of business segments to fiscal 2014 NFE and to NFE beyond fiscal 2014,  NJR’s long-term NFE per share growth rate goal, and earnings guidance, NJR’s future dividend growth rate and payout ratio, long-term benefits of increased NFE, the long-term outlook for NJRCEV, diversification of NJRCEV’s strategy, and NJR’s long-term NFE per share growth rate include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants.
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service incentive programs, NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets; the ability to comply with debt covenants;
the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), and production tax credits (PTC), the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; regulatory approval of NJNG’s planned infrastructure programs; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG
Conservation Incentive Program (CIP); the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack of failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs resulting from Superstorm Sandy. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K  filed on November 26, 2013, as filed with the Securities and Exchange
Commission (SEC) which is available on the SEC’s website at sec.gov.  Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial
Measures
This presentation includes the non-GAAP measure NFE. As an indicator of the company’s operating performance, this measure should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC
Regulation G.
NFE excludes unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business,
NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.
Management uses on-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of the company’s performance. Management believes these non-
GAAP measures are more reflective of the company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of NJR’s non-
GAAP financial measures, please see NJR’s most recent Form 10-K, Item 7 and most recent Form 10-Q,
Part I, Item 2.
2

NJR Fiscal 2014 NFE Per Share Guidance
Increased to $3.90-$4.10 from $2.75-$2.95
NJR Energy Services (NJRES) profits grew  significantly due to extreme cold weather across the nation resulting in increased demand for physical gas services
NJR’s increased earnings retention further strengthens its
financial profile to finance significant infrastructure investments and reduce potential new equity
NJR expects regulated businesses, including New Jersey Natural
Gas (NJNG) and NJR Midstream, to continue to be the major
contributors of NJR’s earnings in Fiscal 2014

NJR Business Segment NFEPS Contributions;
Updated Fiscal 2014 Guidance - $3.90-$4.10

NJR expects NJRES to Contribute 35-40% of Fiscal 2014 Earnings
New Jersey Natural Gas NJR Clean Energy Ventures NJR Energy Services NJR Midstream NJR Home Services
Previous Fiscal 2014
5-15%
10-20%
60-70%
5-10%
-5% 2
35-40%
5-15%
45-50%
3-10%
2-5%
Current Fiscal 2014

NJR Energy Services
Provides physical natural gas services for customers
across North America including the Marcellus Shale
Customers:
Utilities, Power Generators, Pipelines and Industrials
NJRES’
Asset Portfolio includes:
Storage capacity - 40 Bcf in the United States and Canada
Pipeline transportation capacity - 1.5 Bcf/day
NJRES’
services include:
Transport natural gas to customers
Gas in storage available to serve customers when demand is high
Manage other companies’ assets – Producer Services
Long
option strategy:
Commodity hedges limit downside
Creates upside when market conditions are volatile

USA TODAY
A GANNETT COMPANY
Snow continues to wallop Western states
Chicago Tribune
NEWS
Another Chicago record? Winter had most days at or below zero--ever
The National Weather Service has gauged this season's chills, in part, by noting the number of days with subzero temperatures from the ... of November through the end of March.
The New York Times
U.S. | JANUARY 3, 2014, 5:53 PM
Preparing for Coldest Weather in 20 Years
The Washington Post
Potentially paralyzing, historic ice storm targets Atlanta, parts of South
While the Mid-Atlantic awaits a significant snowstorm, extreme ice accumulations ...uld devastate parts of northern Georgia and the Carolinas.
The [forecast] ice accumulations remain mind-boggling if not historical," writes the ...ional Weather Service office serving Atlanta.

6 Severe Weather Drives NJRES Performance

7 NJRES Assets Support Long-Option Strategy Firm Storages Firm Transports Producer Service Area

Long-Term Benefits of Increased Earnings
Earnings retention further strengthens balance sheet and avoids potential new equity issuance
Supports our future capital expenditures from fiscal 2014 to 2017
NJNG - $726 million
NJR Clean Energy Ventures - $260 million
Additional flexibility to utilize Share Repurchase Program
Results in higher projected earnings and dividend growth rates

Capital of Over $1 Billion Drives Long-Term
Growth
NJNG Expects Base Rate Case Resolution by Fiscal 2017

NJNG Capital Investment Estimates
($mm)
2009-
2012
Actual
2013A 2014E 2015E 2016E 2017E Total
Customer Growth
$79.4 $24.5 $24.7 $25.6 $25.5 $25.5 $205.2
Maintenance/Other
177.4 42.5 63.3 55.9 48.1 40.6
427.8
AIP/SAFE
136.7 45.3 31.6 33.7 39.1 - 286.4
Superstorm Sandy
- 26.1 5.3 5.2 - - 36.6
NGV Advantage
- 1.0 9.0 - - - 10.0
NJ RISE
- - 4.6 13.0 12.0 12.0 41.6
Liquefaction/LNG
- - 16.0 16.3 3.4 - 35.7
Southern Reliability
- - 2.3 12.3 80.6 34.8 130.0
SAVEGREEN
36.5 24.0 42.5 42.5 - -
145.5
Total
$430.0 $163.4 $199.3 $204.5 $208.7 $112.9 $1,318.8

Revised Long-Term NFEPS Guidance

5–9 percent
average
annual
growth
4-7 percent
average
annual
growth
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E
$2.40
$2.46
$2.58
$2.71
$2.73
$3.90 -$4.10
$3.28-$3.71
Previous New

Payout ratio goal remains unchanged at 60 to 65 percent
Dividend Outlook Strengthened
* Current annual rate
**  Assumes 6-8 percent average annual dividend growth

$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
2009 2010 2011 2012 2013 2014* 2017E**
$1.24
$1.36
$1.44
$1.54
$1.62
$1.68
$1.98-$2.08
Dividend Growth

NJR expects Contributions to Return to 5-15
percent of Total NFE Post-Fiscal 2014

Regulated businesses expected to contribute
65-80 percent of total NFE
New Jersey Natural Gas NJR Clean Energy Ventures
NJR Energy Services
NJR Midstream NJR Home Services
Current
Fiscal 2014
Guidance
35-40%
5-15%
45-50%
3-10%
2-5%
Fiscal 2015
through
Fiscal 2017
60-70%
10-20%
5-15%
5-10%
2-5%

Summary
NJRES’ results validate our business strategy
and consistent
focus on providing physical natural gas services to customers
Improved long-term NFEPS and dividend growth rates
driven
by this year’s performance
Assuming normal weather,
NJR expects NJRES to resume its
historic 5 to 15 percent earnings contribution to NJR’s NFE, post-
fiscal 2014
New Jersey Natural Gas, our regulated utility, will continue to be the major contributor to
earnings,
contributing 45-50
percent in fiscal 2014 and between 60-70 percent of NFE post-
fiscal 2014

Increased Fiscal 2014 NFE Guidance and Long-Term Financial Goals March 12, 2014